Raymond James Financial   Analyst & Investor Day   May 10, 2016   1

8:30 am Welcome & General Overview Paul Reilly   9:00 am Raymond James Bank Steve Raney   9:45 am Private Client Group Scott Curtis   10:15 am Break   10:30 am Fixed Income & Public Finance John Carson   11:00 am Raymond James Canada* Paul Allison   11:30 am Financial Review & Closing Jeff Julien   AGENDA   2   *Raymond James Canada includes Raymond James Ltd. and other activities in Canada

FORWARD LOOKING STATEMENTS / NON-GAAP MEASURES   3   Certain statements made in this presentation may constitute “forward-looking statements” under the Private Securities Litigation Reform   Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated   savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions,   demand for and pricing of our products, acquisitions and divestitures, anticipated results of litigation and regulatory developments or   general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,”   “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that   necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not   guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we   believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-   looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the   risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent   Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available on www.raymondjames.com and   the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later   turns out to be inaccurate, whether as a result of new information, future events or otherwise.   This presentation also contains financial measures that are not calculated in accordance with U.S. generally accepted accounting   principles (GAAP). Information regarding these non-GAAP financial measures and their reconciliation to the most directly comparable   GAAP measures is provided in the Appendix to this presentation. These non-GAAP financial measures should be considered in addition   to, but not as a substitute for, the financial measures prepared in accordance with GAAP.

WELCOME AND GENERAL OVERVIEW   Paul Reilly   CEO, Raymond James Financial   4

OVERVIEW OF RAYMOND JAMES FINANCIAL   KEY FACTS (as of March 31, 2016)   • Headquartered in St. Petersburg, FL   • Founded in 1962; public in 1983   • Over 2,700 locations   • United States, Canada and overseas   • Nearly 6,800 financial advisors   • $514 billion of assets under administration   • RJF shareholders’ equity of $4.6 billion   • Market capitalization of nearly $7 billion   *Pie chart above does not include intersegment eliminations or the Other segment   Q2 Fiscal YTD 2016   Net Revenues*   $2,586,011,000   5

113 CONSECUTIVE PROFITABLE QUARTERS   E   ar   ni   ng   s   P   er   S   ha   re   (Basic   )   Trailing 10 Years   6

OVERVIEW OF RAYMOND JAMES FINANCIAL   VALUES-BASED CULTURE   INTEGRITY   INDEPENDENCE CONSERVATISM   CLIENT   FIRST   7

LONG-TERM, CONSERVATIVE VIEW   >2X   Regulatory Requirement   ~$1 Billion   Cash*   22%   As of March 31, 2016   *Parent Cash on hand as of March 31, 2016, including deposits held at RJ Bank   Note: >2x regulatory requirement refers to Total Capital Ratio   8

THE PREMIER ALTERNATIVE TO WALL STREET   9

PRIVATE CLIENT GROUP RANKINGS   *Only includes AUA for PCG; Note: Data from various dates based on availability. The definitions for AUA and FAs may be   inconsistent across companies; rankings exclude RIA custodians but include independent B/Ds. Sources: Various company   reports, company presentations, news releases, estimates.   Rank Firm   Client Assets   FAs   ($B)   1 Bank of America / Merrill Lynch $2,465 16,672   2 Morgan Stanley 1,999 15,888   3 Wells Fargo & Co. 1,400 15,064   4 UBS Americas 1,084 7,140   5 Edward Jones & Co. 877 14,508   6 RAYMOND JAMES* 486 6,765   7 LPL Financial 476 14,054   8 Ameriprise 447 9,769   10

PRIVATE CLIENT GROUP RANKINGS   J.D. POWER INDEPENDENT ADVISOR   SATISFACTION SURVEY   J.D. POWER EMPLOYEE ADVISOR   SATISFACTION SURVEY   2015 J.D. Power Financial Advisor Satisfaction Study Results   REP. MAGAZINE   BROKER REPORT CARD 2015   11

FIXED INCOME   League of Top Municipal Underwriting Firms   Source: Thompson Reuters, 2016 Q1, National Lead Managed, Full to Book   Rank Firm Par Amount ($B) Market Share (%) # of Issues   1 Citi 13.2 13.7 125   2 Bank of America Merrill Lynch 13.1 13.6 124   3 J P Morgan Securities LLC 8.4 8.8 87   4 Wells Fargo & Co 8.4 8.7 86   5 Morgan Stanley 7.0 7.3 81   6 Stifel Nicolaus & Co Inc 4.9 5.1 251   7 RBC Capital Markets 4.4 4.5 174   8 Raymond James 4.1 4.2 193   9 Goldman Sachs & Co 3.7 3.8 20   10 Piper Jaffray & Co 3.2 3.3 138   11 Ramirez & Co Inc 3.2 3.3 16   12 Barclays 3.0 3.1 22   13 Robert W Baird & Co Inc 2.9 3.0 228   14 Jefferies LLC 1.4 1.5 10   15 William Blair & Company 1.2 1.2 54   12

U.S. CAPITAL MARKETS - UNDERWRITING LEAGUE TABLES   Raymond James Relative to   Growth Company Focused Peers   Raymond James   Relative to All Banks   Source: Dealogic; Data from 04/01/15 to 03/31/16; includes US Marketed IPO’s &   FO’s for US Issuers raising greater than $10 million, excludes CEF’s & SPAC’s13

CORPORATE STRATEGY   14

RECRUITING   Public Finance   Expansion   Advisor   Recruiting   Investment Banking   Life Sciences   15

ACQUISITIONS   All references to "Alex. Brown” are intended for illustrative purposes only and are conditioned   upon the closing of the transaction whereby Raymond James acquires Deutsche Bank's   Private Client Services business.   16

ACQUISITION RATIONALE   1 Culture   2 Strategic Benefit   Price4   3 Ability to Integrate   17

CULTURE: SHARED VALUES   INTEGRITY   INDEPENDENCE CONSERVATISM   CLIENT   FIRST   18

STRATEGIC BENEFIT: GEOGRAPHIC EXPANSION   19

STRATEGIC BENEFIT: ULTRA HNW   20

STRATEGIC BENEFIT: CONTINUED HNW GROWTH   Average   Production   Top 200 Raymond James $ 2.4 million   Alex. Brown $ 1.5 million   Average   Production   Top 800 Raymond James $ 1.5 million   Alex. Brown $ 1.5 million   Raymond James includes domestic employee and independent contractor advisors.   21

STRATEGIC BENEFIT: ENHANCEMENTS   22

REGULATION   23

REGULATION: DOL   24

CLIENT-FIRST, VALUES-BASED CULTURE   INTEGRITY   INDEPENDENCE CONSERVATISM   CLIENT   FIRST   25

RAYMOND JAMES BANK   Steve Raney   President & CEO, Raymond James Bank   26

RAYMOND JAMES BANK   RJ Bank’s vision is to maximize shareholder value through prudent investing, efficient operations and delivery   of selected banking products that enhance client relationships while providing mutually beneficial   opportunities for financial advisors and affiliates.   Conservative   Credit   Standards   Prudent   Financial /   Capital   Management   Strong Internal   Controls /   Regulatory   Compliance   Sustainable,   Profitable   Growth   Serve Financial   Advisors, Retail   & Institutional   Clients   Business Model   • Stable, low cost source of   deposits   • Flexible deposit base and   capital base   • Only one branch and two ATMs   (no plans to increase either)   • Synergies with Private Client   Group and Capital Markets   Segments   27

RAYMOND JAMES BANK   Targeted lending strategy focused on corporate, commercial real estate and retail loans.   Corporate   (C&I) Residential Mortgages   Typically target:   • Institutional / Capital Markets   clients   • Relatively mature industries   • Near investment grade ratings   • EBITDA greater than $25 -   $50 million   • No mezzanine lending   • Mostly floating rate facilities   • Target debt service coverage   of at least 1.25x   Tax-Exempt Lending:   • Public Finance clients   • Investment grade ratings   • Generally secured by pledge   of revenues or taxes   Typically target:   • Private Client Group   clients   • High credit quality / strong   payment histories   • Well collateralized loans   • No Alt. A / subprime /   negative amortizing   mortgages   Commercial Real Estate   (CRE)   Typically target:   • Institutional / Capital   Markets clients   • REITs and stabilized   properties – limited   exposure to construction /   development   • Project finance loans are   well collateralized and   provided to experienced   borrowers with good   repayment histories   Securities Based Lending   Typically target:   • High Net Worth Private   Client Group clients   • Flexible, LIBOR-based   line of credit used for   non-purpose lending   • Collateralized by assets   in brokerage accounts   28

3.31% 3.43%   3.50%   3.25%   2.98%   3.07%   3.00%   RAYMOND JAMES BANK   112   173   240 268 243   279   151   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   302*   258 269   336 347 352   414   234   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   Net Revenues   ($ millions)   Pre-Tax Income   ($ millions)   Consistent growth in revenues and pre-tax income, although   compression of net interest margins has resulted in headwinds since FY 2012.   20% 5-YR   CAGR   468*   Net   Interest   Margin   Net   Revenues   * Six months of fiscal 2016, annualized.   Notes: Charts not to scale; FYTD 16 includes first two quarters of fiscal year 2016.29   A   N   N   U   A   L   IZ   E   D   A   N   N   U   A   L   IZ   E   D

RAYMOND JAMES BANK   6,095 6,548   7,992   8,821   10,964   12,988   14,348   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   RAYMOND JAMES BANK   NET LOAN GROWTH   ($ millions)   16% average annual loan growth since FY 2010.   16%   5 -YR   CAGR   FYTD 16 is as of March 31, 2016.   30

RAYMOND JAMES BANK   RJ Bank maintains a well-diversified loan portfolio, particularly in terms of type of loans.   Commercial   and   Industrial,   50.0%   Commercial   Real Estate,   17.8%   Residential   Mortgages,   15.2%   Securities   Based Loans,   11.7%   Tax Exempt   Loans, 4.2%   Loans Held   for Sale, 1.1%   LOAN COMPOSITION   (% of total loans, Q2 FY 2016)   100% = $14.3B (net)   Commercial and   Industrial   Commercial   Real Estate   Residential   Mortgages   Securities   Based Loans   Tax Exempt   Loans   Year-over-Year   Growth Rates   6.9%   46.2%   12.8%   36.2%   68.7%   18.9%Total Loan   Portfolio   31

RAYMOND JAMES BANK   Energy   Portfolio,   3.1%   Energy Portfolio Statistics   (Q2 FY 2016)Total Loan Portfolio   (Q2 FY 2016)   Subsector   # of   Loans   Total   ($ millions)   Natural Gas / Pipeline Services 8 $134.6   Diversified / Downstream 7 $113.7   Crude / Crude Logistics 5 $60.8   Oilfield Services 4 $58.9   Natural Gas / Gathering and   Processing 4 $18.8   Mining and Minerals 3 $52.0   Exploration and Production 1 $12.9   $14.3 billion   32 Loans for $451.6 million, representing   3.1% of Total Loans   Energy Reserves of $30.7 million   • 15.9% of Total Reserves   • 6.8% of Energy Outstandings   • 25.1% of Energy Criticized Outstandings   The Energy industry, particularly the Exploration and Production subsector, represents only a modest portion of   the overall loan portfolio, and RJ Bank continuously monitors its Energy reserves.   32

80,413   33,655 25,894   2,565 13,565   23,570 23,539   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   2.48%   1.64%   1.18% 0.99%   0.69%   0.39% 0.40%   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   2.36% 2.18% 1.81%   1.52% 1.33% 1.32% 1.35%   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   RAYMOND JAMES BANK   PROVISION EXPENSE   ($ thousands)   NET CHARGE OFFS   ($ thousands)   NONPERFORMING ASSETS   (% of total assets)   ALLOWANCE FOR LOAN LOSSES   (% of loans)   83,601   34,995 24,214 13,309 1,747 (2,757) 1,839   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   Notes: Charts not to scale; FYTD 16 includes first quarter of fiscal year 2016.   KEY CREDIT TRENDS   33

RAYMOND JAMES BANK   INTEREST RATE RISK SUMMARY   $ in 000s   Balance as   of 3/31/2016   % of Total   Assets   5+ year exposure $1,706,916 10.81%   10+ year exposure $1,006,348 6.37%   15+ year exposure $156,947 0.99%   Hedge 8.2Y WAM 2.07% WAC $450,000   Net 5+ Year Exposure less Hedge $1,256,916 7.96%   Net 10+ Year Exposure less Hedge $556,348 3.52%   $ in 000s Balance as of 3/31/2016   Balance $419,421   Average Life 3.18   Duration 2.99   TOTAL PORTFOLIO   $ in 000s   No   Change   Shock up   200 bps % Change   12 Month Net   Interest Income $481,850 $493,859 2.49%   Economic Value of   Equity % 14.84% 14.08% (6.62%)   LOANS   MORTGAGE BACKED SECURITIES   WAM – Weighted Average Maturity   WAC – Weighted Average Coupon34

RAYMOND JAMES BANK   17.9%   12.7%   10.6% 10.0% 10.1% 9.5% TBD*   15.7%   6.4% 5.6%   6.6%   2.6% 2.6% 2.3%   2010 2011 2012 2013 2014 2015 Mar-16   All Shared National Credits (Industrywide)   RJ Bank Shared National Credits   Source: OCC, RJF estimates and analysis   *Industrywide classified figures were not yet available as of May 10, 2016   RJ Bank   Classified   9.3% 3.2% 2.3% 2.1%   Industrywide   Classified 12.1% 8.5% 7.5% 6.2%   0.8%   5.6%   0.6%   5.8%   1.4%   TBD*   SHARED NATIONAL CREDITS   CRITICIZED LOANS (% OF TOTAL SNC LOANS)   35

RAYMOND JAMES BANK   Expand Lending and Cash Management Solutions to Private   Client Group including Aligning High Net Worth Offering as part   of the Alex. Brown Integration*   Lending to Capital Markets Clients   GROWTH INITIATIVES   RJ Bank’s growth initiatives continue to be focused on strengthening relationships with clients in the Private   Client Group and Capital Markets segments.   *References to “Alex. Brown” are intended for illustrative purposes only and are conditioned upon the closing of the   transaction where by Raymond James has agreed to acquire the U.S. Private Client Services unit of Deutsche   Bank Wealth Management.   36

RAYMOND JAMES BANK   Higher levels of bank loan loss provision expense   commensurate with loan growth   More resilient net interest margins; poised for rising   rates given limited fixed-rate exposure   OUTLOOK   Continued growth in loan portfolio with focus on   expanding synergies with PCG and Capital Markets   Intensifying regulatory environment   37

PRIVATE CLIENT GROUP   Scott Curtis   President, Raymond James Financial Services   38

PRIVATE CLIENT GROUP   The Private Client Group segment includes multiple affiliation options – referred to as   AdvisorChoice® – as well as support functions including technology, operations, and   practice management.   39

PRIVATE CLIENT GROUP   BOOK OWNERSHIP   INDEPENDENCE for advisors to run   their own businesses   Highest possible level of SERVICE   REGRETTED   ATTRITION   Book ownership is based on multiple factors, potentially including asset and production requirements, retention   agreements, advisor disciplinary actions, and similar factors.   ADVISORS AS CLIENTS   40

PRIVATE CLIENT GROUP   Raymond James is one of the largest private client firms in the industry.   *Only includes AUA for PCG; RJF client assets and FA count are as of 3/31/2016; Note: Data from various dates based on   availability. The definitions for client assets and FAs may be inconsistent across companies; rankings exclude RIA custodians   but include independent B/Ds. Sources: Various company reports, company presentations, news releases, estimates.   Rank Firm   Client Assets   FAs   ($B)   1 Bank of America / Merrill Lynch $2,465 16,672   2 Morgan Stanley 1,999 15,888   3 Wells Fargo & Co. 1,400 15,064   4 UBS Americas 1,084 7,140   5 Edward Jones & Co. 877 14,508   6 RAYMOND JAMES* 486 6,765   7 LPL Financial 476 14,054   8 Ameriprise 447 9,769   41

1,912 2,192   2,485   2,931   3,290 3,520   1,   75   7   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   PRIVATE CLIENT GROUP   ** FY 2012 and 2013 results were adversely impacted by acquisition-related and redundant expenses that were not included in the   “Other” segment prior to retail platform consolidation in Feb. 2013. Notes: Charts not to scale; FYTD 16 includes first two   quarters of fiscal year 2016; CAGR: 5-Year 2015   Consistent growth in revenue and pre-tax income   13.0%   5-Year   CAGR   16.0%   5-Year   CAGR   A   N   N   U   A   LI   ZE   D   42   Total Revenue   $ Millions   Pre-Tax Income   $ Millions   163   220 215 230   330 342   152   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   3,514   304   A   N   N   U   A   L   IZ   E   D   A   N   N   U   A   L   IZ   E   D

PRIVATE CLIENT GROUP   882 1,002 1,036   1,171 1,353   1,483   738   539   610   835   1,082   1,082   1,186   605   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD 16   RJIS   RJL   RJA   RJFS   1,585   1,818   2,056   2,455   1,447   * First two quarters of fiscal 2016, annualized.   Note: RJA includes MK beginning in FY 2012. Charts not to scale   2,893*   13% 5-YR   CAGR   Compared to 2010, the current mix between the employee (RJA) and independent (RJFS) channels is more   balanced.   Commissions and Fees   ($ millions)   2,758   2,937   43

PRIVATE CLIENT GROUP   Fee-Based   Accounts,   53.6%Mutual   Funds,   21.0%   Equities and   Fixed   Income   Securities,   11.6%   Insurance   and Annuity   Products,   12.8%   New Issue   Sales   Credits,   1.0%   SECURITIES COMMISSIONS AND FEES   (quarter ended March 31, 2016)   * 77% of PCG’s total revenue was recurring for the quarter ended March 31, 2016; recurring revenues includes asset based   fees, trailing commissions from mutual funds, variable annuities and insurance products, mutual fund service fees, fees earned   on funds in our multi-bank sweep program, and interest.   RECURRING REVENUE*   Recurring revenue driven largely by a high concentration of fee-based accounts.   44

FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 Q2 16   Employees ICs   249 254   368 403   451 453   486   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 Q2 16   PRIVATE CLIENT GROUP   *Excludes RIAs with custody-only relationships   CAGR: 5-Year 2015   12.7%   5-YR CAGR   5.1%   5-YR CAGR   45   Assets Under Administration   $ Billions   # of Advisors   5,154 5,216   6,210 6,197 6,265   6,596 6,765

PRIVATE CLIENT GROUP   Expand Geographic Footprint   Help Advisors Grow Their Business   Attract and Retain Highest-Quality Advisors   Acquisition of the U.S. Private Client Services Unit of   Deutsche Bank Wealth Management   NEAR-TERM GROWTH INITIATIVES   The near-term growth initiatives for the Private Client Group are largely unchanged from last year, as we have a   significant opportunity to grow executing on our current strategy. . .   Note: References to “Alex. Brown” are intended for illustrative purposes only and are conditioned upon the closing of the   transaction where by Raymond James has agreed to acquire the U.S. Private Client Services unit of Deutsche Bank   Wealth Management.   46

PRIVATE CLIENT GROUP   OUTLOOK   Strong retention and recruiting   Continued success leveraging full service   resources and capabilities   47

REGULATORY EXPECTATIONS   48

FIXED INCOME & PUBLIC FINANCE   John Carson   President, Raymond James Financial   49

FIXED INCOME   Sales and Trading   Research and Strategies   Public Finance /   Debt Investment Banking   • 200+ institutional salespersons   and 150+ trading professionals   in approximately 35 locations   • 50+ experts providing industry-leading research on both taxable and   tax-exempt fixed income products   • +100 senior bankers and   approximately 25 locations   throughout the country   The fixed income division includes sales and trading, public finance / debt investment banking, and research   and strategies.   50

FIXED INCOME   Intellectual   Capital as a   Core Asset   Client First,   Distribution   Focused   Model   Full-Service   Platform   Prudent Risk   Management   High-Grade   Product   Franchise   The fixed income operating model is highly conservative and client-focused.   51

FIXED INCOME   Institutional Sales and Trading   The institutional sales and trading business is primarily driven by two broadly-defined client segments –   depositories and non-depositories – which have distinct characteristics.   Depositories   (48%*)   Non-   Depositories:   Investment   Managers and   Insurance Cos.   (52%*)   Primarily   Municipals and   Corporates   CLIENT BASE DRIVERS   • Interest Rates / Yield Curve   • Loan growth (inverse relationship)   • Volatility   PRODUCTS   Primarily MBS   and   Governments   • Interest Rates / Yield Curve   • Public infrastructure investment /   financing   • Volatility   Fixed Income   Institutional   Sales and   Trading   * Approximate percentage of total institutional fixed income commissions (based on Q1 and Q2 FY 2016).   52

FIXED INCOME   Institutional Sales and Trading   53

FIXED INCOME   Institutional Sales and Trading   The institutional sales and trading business is supported by relatively high quality / low risk inventory. . .   Municipals,   37.1%   Corporate,   21.3%   Government /   Agency,   20.7%   Agency MBS   and CMOs,   15.3%   Non-agency CMOs   and ABS, 5.6%   TOTAL RJF FIXED INCOME INVENTORY   (as of 3/31/2016) Commentary   • Approximately 98.5% of inventory is   typically investment grade, of which   approximately 70% typically triple-A   • Disciplined risk management with   conservative aging limits and very   high inventory turnover   100% = $645 million   54   Note: Pie chart above is for total RJF, which includes Raymond James Ltd.

FIXED INCOME   Institutional Sales and Trading   151,081   127,436   266,884   326,792   246,131   283,828   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   RAYMOND JAMES FINANCIAL   INSTITUTIONAL FIXED INCOME COMMISSIONS   ($ thousands)   303,682*   *First six months of fiscal 2016, annualized.   55   151,841   A   N   N   U   A   LI   ZE   D

FIXED INCOME   Institutional Sales and Trading   RAYMOND JAMES FINANCIAL   ESTIMATED MIDDLE MARKET PEER* MARKET SHARE   (% of Total Estimated Peer Revenues*)   * Peers include FTN Capital, Piper Jaffrey, Stifel, and Raymond James. Peer Revenues are estimates, as   public information is limited and may contain inconsistent definitions, etc.   18.5%   21.3%   21.7%   35.1%   41.9% 40.2% 38.7%   2009 2010 2011 2012 2013 2014 2015   56

FIXED INCOME   Institutional Sales and Trading   38,256   27,506   55,538   34,069   64,643   58,512   36,584   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   RAYMOND JAMES FINANCIAL   NET TRADING PROFITS**   ($ thousands)   *First six months of fiscal 2016, annualized.   **Includes Net Trading Profits from all sources across the firm (Fixed Income, Equity Capital Markets, PCG, etc.);   however, the vast majority of Net Trading Profits are typically derived from the Fixed Income business.   73,168*   57   A   N   N   U   A   LI   ZE   D

FIXED INCOME   Public Finance / Debt Investment Banking   The debt investment banking platform includes public finance and six specialty groups. . .   58

. . . and is a top 10 platform in the country.   FIXED INCOME   Public Finance / Debt Investment Banking   Rank Firm Par Amount ($B) Market Share (%) # of Issues   1 Citi 13.2 13.7 125   2 Bank of America Merrill Lynch 13.1 13.6 124   3 J P Morgan Securities LLC 8.4 8.8 87   4 Wells Fargo & Co 8.4 8.7 86   5 Morgan Stanley 7.0 7.3 81   6 Stifel Nicolaus & Co Inc 4.9 5.1 251   7 RBC Capital Markets 4.4 4.5 174   8 Raymond James 4.1 4.2 193   9 Goldman Sachs & Co 3.7 3.8 20   10 Piper Jaffray & Co 3.2 3.3 138   11 Ramirez & Co Inc 3.2 3.3 16   12 Barclays 3.0 3.1 22   13 Robert W Baird & Co Inc 2.9 3.0 228   14 Jefferies LLC 1.4 1.5 10   15 William Blair & Company 1.2 1.2 54   Source: Thompson Reuters, 2016 Q1, National Lead Managed, Full to Book   59

355.8   305.9   348.5   257.3   291.4   258.7   222.5   313.3   12   9.   3   2008 2009 2010 2011 2012 2013 2014 2015 FYTD 16   FIXED INCOME   Public Finance / Debt Investment Banking   * First six months of fiscal 2016, annualized.   Source: Thomson Reuters   INDUSTRYWIDE NEGOTIATED   ISSUANCE TRENDS   ($ billions)   Challenges   • Competition from Bank   Loans   • Fee Compression   258.5*   60   A   N   N   U   A   LI   ZE   D

FIXED INCOME   Public Finance / Debt Investment Banking   12,943   16,070   36,987   48,133   55,275   42,149   19,683   FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FYTD 16   RAYMOND JAMES FINANCIAL   FIXED INCOME INVESTMENT BANKING REVENUES**   ($ thousands)   * First six months of fiscal 2016, annualized.   ** Does not include institutional or retail commissions associated with the issuances.   39,366*   61   A   N   N   U   A   LI   ZE   D

FIXED INCOME   Outlook   Continued geopolitical uncertainty   Low interest rates   Intense regulatory pressure: Dodd-Frank,   Municipal Advisory Rule, Volcker Rule, Basel III   62

FIXED INCOME   Strategic Growth Initiatives   Fortify Strengths in Core Businesses   Diversify Revenue Base of Fixed Income Sales and   Trading (e.g. corporates, CRA)   Expand Public Finance Penetration in Higher-Issuance   Geographies and Higher-Margin Specialty Lines   63

FIXED INCOME   Summary of Strategy   Continue to   Invest in Down   Markets   Recruit and   Retain the Best   Talent   Maintain   Conservative   Risk   Management   Manage   Expenses and   Optimize   Margins   WHAT IS THE CURRENT STRATEGY IN FIXED INCOME?   64

RAYMOND JAMES CANADA   Paul Allison   Chairman and CEO, Raymond James Ltd.   65   *Raymond James Canada includes Raymond James Ltd. and other activities in Canada

OVERVIEW OF RAYMOND JAMES CANADA   Private Client Group   • Over 370 financial   advisors with over C$27   billion of total client assets   • ~100 branches throughout   Canada, with a   concentration in Alberta,   British Columbia, and   Ontario   • AdvisorChoice® platform   offering the employee and   independent contractor   affiliation options   Capital Markets   • 18 analysts covering 240   companies   • 30 investment bankers   focused on energy,   mining, industrials, and   real estate verticals   • Over 30 institutional   equity sales and trading   professionals   Corporate Services Group   66   Banking Business   • Approximately C$1.5   billion of loans to   Canadian borrowers,   42% of which are to RJF   cross-sell clients   • Grown to a Top-15   lender among non-   Canadian commercial   banks (Top -25 among   all commercial banks in   Canada)   • Leverage firm-wide   capabilities to access   and underwrite new   deals and monitor the   existing loan portfolio   Asset Management   • Approximately $300   million of AUM in   Canada with pension   funds, sub-advisory, and   retail relationships   • In the process of   evaluating new products   to offer in Canada

FY 10 FY 11 FY 12 FY 13 FY 14 FY 15   OVERVIEW OF RAYMOND JAMES CANADA   256   339   297 311   323   279   124   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   Notes: Charts not to scale; Figures represent total revenues and pre-tax income generated in Canada, primarily including but   not limited to Raymond James Ltd; Figures in USD   *Revenue trends based on CAD   Total Revenues   ($ Millions)   Revenue   Trends*   % of   Total RJF 8.6% 7.6% 6.8% 6.5% 5.3% 4.7%10.0%   67   PCG   Capital Markets

OVERVIEW OF RAYMOND JAMES CANADA   Sources: SNL Financial; Investor Economics; S&P Dow Jones Indices   In terms of total population (~35.9 million) and nominal GDP (~$2.0 trillion), Canada is about one tenth the size of   the USA. Over the past twelve months, the TSX has seen larger declines than the S&P 500 due to weaker global   demand for commodities.   Market   Commentary   TSX &   S&P 500   • Relative to the USA, Canada’s   economy is much more resource-   based (over 30% of TSX represented   by Energy and Materials, versus less   than 10% for S&P 500)   • The financial industry in Canada is   dominated by the “Big Six” Banks   68   -600%   -500%   -400%   -300%   -200%   -100%   0%   100%   200%   Apr   2015   Jul   2015   Oct   2015   Jan   2015   Apr   2016   S&P 500   S&P TSX Composite

OVERVIEW OF RAYMOND JAMES CANADA   Financials,   37.9%   Energy,   19.3%   Materials,   11.0%   Industrials,   8.2%   Con.   Discretionar   y, 6.8%   Telecom,   5.6%   Healthcare,   0.9%   Con.   Staples,   4.7%   Utilities,   2.5%   Info Tech,   3.1%   Canada – TSX Composite Index   Industry Weighting   Financials,   15.6%   Energy,   6.8%   Materials,   2.8%   Industrials,   10.1%   Con.   Discretionar   y, 12.9%Telecom,   2.8%   Healthcare,   14.4%   Con.   Staples,   10.4%   Utilities,   3.4%   Info Tech,   20.8%   Sources: S&P Dow Jones Indices   The markets in Canada are primarily driven by financials, energy, materials, and industrials, whereas the markets   in the USA are led by the information technology and financials industries.   69   USA – S&P 500 Index   Industry Weighting

OVERVIEW OF RAYMOND JAMES CANADA   70

RAYMOND JAMES CANADA: PRIVATE CLIENT GROUP   Note: All client asset figures are estimates based on the best information found. The figures likely have different definitions at   the various firms and are only intended to show the approximate relative size of Raymond James Ltd. to its competitors. Data   from various sources / estimates based on availability   While Raymond James is a top 10 Private Client Group firm in Canada, there is significant room for growth.   PRIVATE CLIENT GROUP RANKINGS IN CANADA   71   Rank Firm   Client Assets   (C$ Billion)   1 RBC Dominion Securities $217.0   2 CIBC Wood Gundy ~$145.0   3 BMO Nesbitt Burns ~$140.0   4 ScotiaMcleod ~$100.0   5 National Bank Financial ~$88.4   6 TD Waterhouse Private Investment Advice ~$50.0   7 Raymond James Ltd. $27.2   8 Richardson GMP $26.3   9 Desjardins Securities $25.0   10 Canaccord Genuity Wealth Management $9.0

RAYMOND JAMES CANADA: PRIVATE CLIENT GROUP   16.8 18.0   20.7 21.5   24.0   26.5 27.2   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16Advisor   Count 407 417 438 406   Raymond James Canada has over C$27 billion in total client assets, representing a 9% annual growth rate since   FY 2010. Since FY 2010, the average productivity of financial advisors in Canada – in both the employee and   independent contractor channels – has increased significantly.   391   ~9%   CAGR   383 371   72   27.8 26.7   29.6   32.1   38.4   40.5   43.5   54.2   57.8   64.9   70.9   80.2   89.1 88.4   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   Assets per Advisor   (C$ Millions) Employee   9.3% CAGR   Independent   Contractor   8.4% CAGR   Client Assets   (C$ Billions)

73   RAYMOND JAMES CANADA: EQUITY CAPITAL MARKETS   New Investment Banking Sectors in Canada    Power and Utilities    Consumer    Agriculture / Chemicals / Environment    Transportation

Raymond James Ltd.   M&A League Table   RAYMOND JAMES CANADA: EQUITY CAPITAL MARKETS   Raymond James Ltd.   Equity League Table   Source: Thomson Reuters; Bloomberg   (Full Credit to Bookrunner)   Rank Bank   Proceeds   (C$M)   Market   Share (%)   1 RBC Capital Markets $4,867.3 30.7%   2 TD Securities $3,697.6 23.3%   3 CIBC World Markets $2,236.5 14.1%   4 Scotiabank $1,897.4 12.0%   5 BMO Capital Markets $1,395.4 8.8%   6 Credit Suisse $383.3 2.4%   7 Peters & Co. $309.5 2.0%   8 FirstEnergy Capital $295.4 1.9%   9 National Bank $285.5 1.8%   10 Barclays $112.8 0.7%   11 Raymond James $109.0 0.7%   12 GMP Capital Corp. $73.6 0.5%   13 Macquarie Group $61.4 0.4%   14 Cormark Securities $40.6 0.3%   15 Dundee Securities Corp. $34.6 0.2%   16 Canaccord Genuity $23.0 0.1%   17 Cantor Fitzgerald $16.0 0.1%   18 Clarus Securities $13.5 0.1%   19 Paradigm Capital $7.5 0.1%   20 INFOR Financial $7.5 0.1%   (Q1 2016)   Rank Bank Deal Value (C$M) # of Deals   1 RBC Capital Markets $1,606.0 10   2 National Bank Financial $1,284.0 5   3 BMO Capital Markets $1,018.0 7   4 Bank of Nova Scotia $996.0 4   5 Moelis & Co $791.0 2   6 CIBC $515.0 6   7 Barclays $407.0 1   8 JP Morgan Chase $383.0 1   9 Morgan Stanley $361.0 1   10 TD Securities $338.0 2   11 Goldman Sachs $323.0 1   12 Bank of America Merrill Lynch $323.0 3   13 FirstEnergy Capital $262.0 1   14 Lazard $250.0 1   15 Cormark $245.0 3   16 Houlihan Lokey $244.0 2   17 Macquarie Group $233.0 2   18 Canaccord Genuity $221.0 1   19 Haywood Securities $209.0 6   20 Oppenheimer $198.0 1   32 Raymond James $28.0 3   While Raymond James already has a meaningful investment banking presence in Canada, there is a significant opportunity to   continue gaining share, particularly in M&A.   74

RAYMOND JAMES CANADA: EQUITY CAPITAL MARKETS   Raymond James covers 240 companies in Canada. The median market capitalization of the covered companies in   Canada is C$915 Million.   240   250   260   271   257   235   240   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   2,657   2,041   2,657   2,965   4,100   3,342 3,535   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD   16   # of Companies   under Coverage   Coverage Market   Cap.   (C$ Millions)   Median   Market   Cap   419   511   592   Notes: Charts not to scale; Please note not all companies under coverage   may be actively published at any given point in time.   939   781   915   75   560

RAYMOND JAMES CANADA: EQUITY CAPITAL MARKETS   4.0% 4.0% 3.7%   4.3%   4.7%   741   683   522 500   600 577   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15   Industry Secondary Commissions   in Canada   (C$ millions)   (5%)   CAGR   Raymond James Market Share   Sources: Brendan Wood International   Similarly to the USA, industry secondary commissions have declined significantly over the past five years.   Meanwhile, Raymond James’s share of secondary commissions increased 70 basis points during the same time   period.   76   Canadian Domestic Market:   AUM: ~$950 billion   Across ~130 institutions

RAYMOND JAMES CANADA: EQUITY CAPITAL MARKETS   Sources: Brendan Wood International   77   1,730 1,740   1,370   1,040   1,400   1,720   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15   38.2 38.1   41.4   33.2   38.7   32.6   Equity Issuances   in Canada   1,810 1,880   1,943 1,867   2,021   2,276   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15   182.4 145.7   234.1   342.7   198.8   154.5   M&A Deals in   Canada   Deal Value   ($billions)   Deal Value   ($billions)   Deal Count   Deal Count

STRATEGIC GROWTH INITIATIVES   Strengthen the Core Businesses and Recruit High Quality   Associates in both PCG and Capital Markets businesses   Expand Geographically (Quebec)   Selectively Pursue Acquisitions   78

SUMMARY OF STRATEGY   Expands   Presence in   Attractive   Market   Leverages   Capabilities   of Raymond   James   Strengthens   Global   Platform   Provides   Diversification   The long-term target is to grow Raymond James Canada to 10% of the firm’s overall   revenues and pre-tax earnings.   Why is Raymond James in Canada?   79

FINANCIAL REVIEW & CLOSING   Jeff Julien   CFO, Raymond James Financial   80

OVERVIEW OF RAYMOND JAMES FINANCIAL   2,917   3,334   3,807   4,485   4,861   5,200   2,586   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD 16   14.6% 14.3% 14.2% 17.8%   Net Revenues   Recurring   Revenues** (%) 53.9%   55.0%   55.5%   56.3%   61.3%   * Six months of fiscal 2016, annualized   ** Includes fee-based accounts, investment advisory fees, interest income, cash sweep fees, and financial service   fees (% is based on total revenues)   8.4%   64.3%   7.0%   NET REVENUE GROWTH   ($ millions)   12.3%   5-YR   CAGR   Annual   Growth   5,172*   66.5%   81

OVERVIEW OF RAYMOND JAMES FINANCIAL   12.4%   15.1%   14.0% 14.4%   15.4% 15.3%   14.5%   Pre-Tax Income   Pre-Tax Margin**   For a reconciliation of the GAAP to the Non-GAAP measures, please see the Schedule of Non-GAAP Information.   ** Based on net revenues.   *** Six months of fiscal 2016, annualized   45.4% 39.0% 6.0% 20.8%   17.1%   5-YR   CAGR   PRE-TAX INCOME GROWTH   ($ millions; %)   16.2%   Annual   Growth 6.7%   748***   82   362   503 533   644   748 798   374   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FYTD 16   A   N   N   U   A   LI   ZE   D

OVERVIEW OF RAYMOND JAMES FINANCIAL   PRE-TAX INCOME BY CORE SEGMENT   ($ millions)   163   220   215 230   330 342   79 83 76   102   131   107   47   66 67   96   128   135   112   173   240   268   243   279   FY 10 FY 11 FY 12 FY 13 FY 14 FY 15   RJ Bank   Private Client Group   Capital Markets   Asset Management   Note: Historical figures may not tie perfectly to other financial reports due to accounting changes, etc.   83

OVERVIEW OF RAYMOND JAMES FINANCIAL   13.1   15.7 15.6   13.0   7.9   10.6 11.3   9.7 10.6   12.3   11.5   13.5   23.2   13.4   6.7   3.9   8.9   7.8 8.0   10.4   11.6   8.4   FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015   RJF Competitor Group Median*   * Except as otherwise indicated, all numbers represented in bar chart are GAAP (for both RJF and Competitor Group).   Competitor Group includes GS, MS, SF, LPLA, PJC, SCHW, EVR, LAZ (Source: RJF Financial Reports; SNL Financial).   8% pts.   19% pts.   RETURN ON EQUITY   RJF VS. COMPETITOR GROUP*   (%)   84

CONSERVATIVE FINANCIAL MANAGEMENT   Total Assets $27.8 billion   Equity Attributable to RJF $4.635 billion   Leverage (Assets/RJF Equity) 6.0x   $1.1 billionSenior Notes Payable   Level 3 Assets to RJF Equity   Total Capital Ratio   Tier 1 Leverage Ratio   6.5%*   21.9%*   15.3%   Regulatory   Requirements   * Level 3 Assets in the calculation exclude impaired loans and the noncontrolling interests in private equity holdings   ** Total Capital Ratio computed in accordance with Basel III   8%   4%   BALANCE SHEET DATA   (as of March 31, 2016)   Leverage (excl. RJ Bank) 3.9x   85

CONSERVATIVE FINANCIAL MANAGEMENT   2016* 2019 2024 2042**Maturity   $ mm;   Coupon   Vintage   CORPORATE DEBT   (as of March 31, 2016)   2009 2012 2012   $300 @   8.60%   $250 @   5.625%   $350 @   6.90%   Substantial Uses of   Parent Company   Cash in Fiscal 2016   • $144.5 million of share   repurchases as of March 31,   2016   • Approximately $55 million of   cash Shareholder dividends   through March 31, 2016   • $250 million 4.25% Senior   Note maturity in April 2016*   • Estimated $420 million for   planned acquisition***   currently expected in   September 2016   86   *$250 million 4.25% Senior Notes were repaid in full in April 2016   **Can be called anytime after March 2017   ***U.S. Private Client Services Unit of Deutsche Bank Wealth Management   $250 @   4.25%   2011

CONSERVATIVE FINANCIAL MANAGEMENT   CAPITAL DISCUSSION   19.8% 22.2% 18.8% 17.0%   20.7% 23.4% 19.8% 20.5%   27.4%   23.0%   Q1   FY 2014   Q2   FY 2014   Q3   FY 2014   Q4   FY 2014   Q1   FY 2015   Q2   FY 2015   Q3   FY 2015   Q4   FY 2015   Q1   FY 2016   Q2   FY 2016   Earnings per   Diluted Share   (GAAP)   Dividend per   Share*   Average   Dividend   Payout   21.3%   $0.16   $0.81   $0.16   $0.72   Dividends:   Target is typically 15-25% of earnings. In market downturns,   the company maintains its most recent dividend if feasible   Securities Repurchases:   Historically, an opportunistic approach. Typically target stock repurchases   when the price of RJF stock falls to relatively low price multiples and to   purchase shares surrendered by employees as payment for option exercises   $0.85 $0.94   $0.16 $0.16 $0.18   $0.87   $0.18   $0.77   Raymond James has maintained a disciplined and consistent approach to capital deployment, with a priority on   deploying capital to grow the business.   $0.18   $0.91   $0.18   $0.88   $0.20   $0.73   $0.20   $0.87   *Timing of quarterly dividends based on payment date to shareholders   87

CONSERVATIVE FINANCIAL MANAGEMENT   6.0%   6.5%   7.0%   7.5%   8.0%   8.5%   9.0%   9.5%   10.0%   M   ar   -1   0   M   ay   -1   0   Ju   l-1   0   S   ep   -1   0   N   ov   -1   0   Ja   n-   11   M   ar   -1   1   M   ay   -1   1   Ju   l-1   1   S   ep   -1   1   N   ov   -1   1   Ja   n-   12   M   ar   -1   2   M   ay   -1   2   Ju   l-1   2   S   ep   -1   2   N   ov   -1   2   Ja   n-   13   M   ar   -1   3   M   ay   -1   3   Ju   l-1   3   S   ep   -1   3   N   ov   -1   3   Ja   n-   14   M   ar   -1   4   M   ay   -1   4   Ju   l-1   4   S   ep   -1   4   N   ov   -1   4   Ja   n-   15   M   ar   -1   5   M   ay   -1   5   Ju   l-1   5   S   ep   -1   5   N   ov   -1   5   Ja   n-   16   M   ar   -1   6   CLIENT CASH BALANCES* TO TOTAL CLIENT ASSETS UNDER ADMINISTRATION   (%)   8.1%   Average   * Does not include cash held through non-money market mutual funds or cash equivalents, etc. Domestic retail business only.   For the past several quarters, client cash balances to total client assets have remained below the historical   averages.   88

CONSERVATIVE FINANCIAL MANAGEMENT   Brokerage Client   Cash / Cash   Interest Program   (~$5 B)   Raymond James   Bank Deposit   Program (RJBDP)   (~$33 B)   Client Margin   Loans   (~$2 B)   Raymond James   Bank’s Earning   Assets   (~$12 B***)   Off-Balance   Sheet Assets   Earning Fees   (~$23 B)   Segregated   Assets   (~$3 B)   to Raymond   James Bank   (~$12 B)   to unaffiliated   banks   (~$21 B)   Money Market   Mutual Funds   (~$2 B)   CLIENT CASH BALANCES*   (~$40 B)   CORRESPONDING ASSETS   • NII to PCG   Segment   • NII to PCG   Segment   • NII to   Raymond   James Bank   • Account and   Service Fees   to PCG   Segment**   • Account and   Service Fees   to PCG   Segment   * Includes money market mutual funds ** These Account and Service Fees from RJ Bank to PCG are eliminated in the consolidated financial statements *** Average   earning assets for RJ Bank was ~$15.2B for the period; the ~$12 B represents the estimated amount funded with Client Cash (the other portion funded with capital,   other borrowings, and other cash balances). Note: The diagram does not contain all of the firm’s interest bearing assets and liabilities; instead, the diagram is intended   to only illustrate those interest bearing assets and liabilities that are related to domestic client cash balances; the numbers on this page are directional any may not tie   perfectly to other financial reports; numbers may not add due to rounding   OVERVIEW OF SENSITIVITY TO CHANGES IN SHORT-TERM INTEREST RATES   (as of March 31, 2016)   89

INTEREST RATE SENSITIVITY   90   Estimates as of March 31,   2016 and based on several   assumptions including RJF’s   estimates of the timing and   amount of:   Earning / deposit rates paid   on clients’ cash balances,   Client cash balance levels,   Level of earning assets;   and   RJ Bank’s net interest   margin   Assumptions   Estimated Incremental Annual Pre-Tax Income from a Rise in Short-Term Interest   Rates   Note: $ in millions   ~$80   ~$80 ~$160   ~$80   Potential upside   based on several   assumptions   Annual Pre-Tax   Income   already being   realized   First 25 bps   increase in the Fed   Funds Rate   (December 2015)   Next 75 bps   increase in the Fed   Funds Rate   Total benefit from   the first 100 bps   increase

FINANCIAL TARGETS   FIRM TARGETS: PRE-TAX MARGIN*, COMPENSATION RATIO, AND RETURN ON EQUITY   Metric Target** Commentary   Pre-Tax Margin* >16% • Assumes similar revenue level and mix as FYTD   2016   • Targets by segment: PCG (10%), Capital Markets   (12% - 15%), Asset Management (30%+)   Compensation Ratio* <68% • Assumes similar business mix as FYTD 2016   Return on Equity 11% - 12% • Assumes similar revenue levels, business mix,   and capital levels as FYTD 2016   *On net revenues.   ** In current market and interest rate environment. Achieving targets could be impacted by various factors;   please refer to Forward Looking Statement disclosure at the beginning of this presentation.   91

FINANCIAL SUMMARY   KEY TAKEAWAYS   WELL CAPITALIZED   (LOW LEVERAGE)   AMPLE LIQUIDITYRELATIVELY LOW   VOLATILITY OF   EARNINGS   TRACK RECORD OF   PROFITABLE   GROWTH   92

SCHEDULE OF NON-GAAP INFORMATION   (continued on next slide)93

SCHEDULE OF NON-GAAP INFORMATION   (continued from prior slide)   Footnote Explanations:   1. The non-GAAP adjustment adds back to pre-tax income one-time acquisition and integration expenses associated with   acquisitions that were incurred during each respective period.   2. The non-GAAP adjustment adds back to pre-tax income RJF’s share of the total goodwill impairment expense associated with our   RJES reporting unit.   3. The non-GAAP adjustment adds back to pre-tax income restructuring expenses associated with our RJES operations.   4. The non-GAAP adjustment adds back to pre-tax income the incremental interest expense incurred during the March 31, 2012   quarter on debt financings that occurred in March 2012, prior to and in anticipation of, the closing of the Morgan Keegan   acquisition.   5. The non-GAAP adjustment adds back to pre-tax income the loss associated with the resolution of the auction rate securities   matter.   6. The income tax effect of all the pre-tax non-GAAP adjustments, utilizing the effective tax rate applicable to the respective year.   7. The non-GAAP adjustment to the weighted average common shares outstanding in the basic and diluted non-GAAP earnings per   share computation reduces the actual shares outstanding for the effect of the 11,075,000 common shares issued by RJF in   February 2012 as a component of the financing of the Morgan Keegan acquisition.   8. Computed by adding the total equity attributable to RJF, Inc. as of each quarter-end during the year-to-date period, plus the   beginning of the year total, divided by five.   9. The calculation of non-GAAP average equity includes the impact on equity (the after-tax effect) of the pre-tax non-GAAP   adjustments described in the table above, as applicable for each respective period.   10. Computed by utilizing the net income attributable to RJF, Inc.-non-GAAP basis and the average equity-non-GAAP basis, for each   respective period. See footnotes 8 and 9 above for the calculation of average equity-non-GAAP basis.   94

SCHEDULE OF NON-GAAP INFORMATION   (continued on next slide)95

SCHEDULE OF NON-GAAP INFORMATION   (continued from prior slide)   Footnote Explanations:   1. The non-GAAP adjustment adds back to pre-tax income acquisition-related expenses associated with our announced acquisition   of the US Private Client Services unit of Deutsche Bank WM incurred during each respective period.   2. The non-GAAP adjustment reduces net income for the income tax effect of all the pre-tax non-GAAP adjustments, utilizing the   year-to-date effective tax rate in such period to determine the current tax expense.   3. For the quarter, computed by adding the total equity attributable to RJF as of the date indicated plus the prior quarter-end total,   divided by two. For the year-to-date period, computed by adding the total equity attributable to RJF as of each quarter-end date   during the indicated year-to-date period, plus the beginning of the year total, divided by three.   4. The calculation of non-GAAP average equity includes the impact on equity of the non-GAAP adjustments described in the table   above, as applicable for each respective period.   5. Computed by utilizing the adjusted net income attributable to RJF non-GAAP and the average equity non-GAAP, for each   respective period. See footnotes (3) and (4) above for the calculation of average equity non-GAAP.   6. Computed by utilizing the adjusted pre-tax income attributable to RJF non-GAAP and net revenues (GAAP basis), for each   respective period.   96

97   EXECUTIVE COMMITTEE BIOS

EXECUTIVE COMMITTEE BIOS   98   Paul Reilly   Chief Executive Officer   Raymond James Financial   Presenting   Paul Reilly became chief executive officer of Raymond James Financial in May 2010, after joining the firm’s management team as president and   CEO-designate in May 2009. He has served on the firm’s board of directors since 2005.   From July 2007 to April 2009, he was executive chairman of Korn/Ferry International, a global provider of talent management solutions with   more than 90 offices in 39 countries throughout North America, Latin America, Europe, the Middle East, Africa and Asia Pacific. Mr. Reilly   began his tenure with the company as chairman and CEO in 2001. Prior to Korn/Ferry, he was CEO at KPMG International, a firm of more than   100,000 employees with annual revenues of $12 billion. Based in Amsterdam, he was responsible for the overall strategy and implementation of   the firm's products, services and infrastructure on a global basis. Before being named CEO at KPMG, he ran the firm's financial services   business and earlier had held senior management positions in its real estate consulting group.   Mr. Reilly holds his Bachelor of Science degree and MBA from the University of Notre Dame and earned the Certified Public Accountant   designation. He serves on the Mendoza Graduate Alumni Board and the school’s Business Advisory Council, and was the recipient of the   Distinguished Alumnus Award in 2004-2005. He is a current member of the National Leadership Roundtable on Church Management and a past   member of the board for Our Lady of Divine Providence House of Prayer in Clearwater, Florida, where he now serves as a trustee for the   foundation.   A native of St. Petersburg, Florida, Mr. Reilly is also active with the American Heart Association as the 2014 Tampa Bay Heart Walk chair, and   is the executive compensation committee chair for United Way Suncoast.

99   EXECUTIVE COMMITTEE BIOS   Presenting   Steven Raney is a Tampa native and has worked in the area’s banking community since 1988. He is currently the president and CEO of   Raymond James Bank, a wholly-owned subsidiary of Raymond James Financial. RJ Bank’s core business includes a residential lending   platform that supports the mortgage loan needs of the firm’s clients, as well as a significant corporate and real estate lending business.   Mr. Raney also serves on the board of Raymond James Trust Company and is one of the firm’s representatives on the Financial   Services Roundtable, an industry leadership group of the 100 largest financial services firms in the country. He currently serves on the   Executive Council of Raymond James & Associates and is a member of the Government Relations Committee of the Florida Banker’s   Association.   Prior to joining RJ Bank in 2006, he worked for Bank of America for 17 years serving as Tampa president and commercial banking   executive for Central Florida. He also spent a year working at LCM Group, a Tampa-based investment and private equity firm.   Mr. Raney graduated from Chamberlain High School in 1983. He earned a bachelor’s degree in Finance from the University of Florida   and an MBA from the Hough Graduate School of Business at the University of Florida.   Mr. Raney serves on the board of trustees of the Tampa Bay History Center and he is also an elder at Palma Ceia Presbyterian Church.   Steve Raney   President and CEO   Raymond James Bank

100   EXECUTIVE COMMITTEE BIOS   Presenting   As president of Raymond James Financial Services, Mr. Curtis directs Raymond James’ independent contractor business   that includes approximately 3,200 retail financial advisors. He was promoted to his current position following six years as   senior vice president of Raymond James & Associates Private Client Group (PCG) where he was responsible for   prioritizing and directing numerous initiatives focused on PCG revenue growth, margin enhancement, service   improvement, and risk mitigation. Scott joined Raymond James in February 2003 as president of Raymond James   Insurance Group. Mr. Curtis spent the prior thirteen years of his career with GE Financial Assurance in a variety of senior   leadership roles -- including as national sales director for mutual funds and annuities and as president of the firm’s FINRA-   registered broker/dealer.   Mr. Curtis earned a MBA degree from the Ross School of Business at the University of Michigan and received a BA in   economics and English from Denison University.   Scott is a Trustee of SIFMA’s Securities Industry Institute program at the Wharton School and serves on the Board for the   Chi Chi Rodriguez Academy Youth Foundation.   Scott Curtis   President   Raymond James Financial   Services

101   EXECUTIVE COMMITTEE BIOS   Presenting   John Carson is president of Raymond James Financial, Inc. and a member of the firm’s executive committee. He also serves as head of   the fixed income and public finance divisions.   Mr. Carson joined Raymond James in April 2012 when Morgan Keegan was acquired by Raymond James. He joined Morgan Keegan in   the fixed income department in 1994 and became chief executive officer of Morgan Keegan & Company in 2008. He served on the ALCO   and management committees of Regions Financial Corporation from 2007 to 2012.   Mr. Carson began his career at Chase Manhattan Bank in New York and in Caracas, Venezuela, where he focused on correspondent   banking and currency arbitrage. He subsequently joined Morgan Stanley & Co., where he traded repo, U.S. agency debt, and mortgage-   backed securities in New York and Tokyo. He briefly worked for Security Pacific as director of agency trading in Los Angeles and   subsequently U.S. dollar-denominated trading in Tokyo, before returning to Morgan Stanley to serve as manager of asset-backed products   in Asia.   Originally from La Jolla, California, Mr. Carson holds a Bachelor of Arts degree from Dartmouth College, with a double major in   International Economics and History, and an MBA from Harvard Business School. He and his wife, Suki, have four sons.   John Carson Jr.   President,   Raymond James Financial   President,   Fixed Income Capital Markets

102   EXECUTIVE COMMITTEE BIOS   PresentingPaul Allison   Chairman and CEO   Raymond James Ltd.   As chairman and chief executive officer of Raymond James Ltd., Paul Allison oversees business-building efforts and strategic leadership   of the firm’s Canadian operations, including Equity Capital Markets, Private Client and Corporate Services.   Prior to joining the firm in August 2008, he worked as executive vice president and vice-chairman at Merrill Lynch Canada, as well as co-   head of the firm’s Investment Banking business. Before joining Merrill, he was head of Equity Capital Markets at BMO Nesbitt Burns, one   of Canada’s leading bank-owned investment dealers. Mr. Allison brings more than 26 years of senior capital markets and investment   banking experience to this role, including underwriting and arranging public and private debt and equity capital raising, as well as   developing and managing retail products.   An active volunteer in various charitable and industry organizations, Mr. Allison is a director of the Investment Industry Association of   Canada; member of the Dean’s Business Advisory Council, DeGroote School of Business, McMaster University; and he is also Board   Vice Chair and Chair of the Governance/Nominating Committee at Humber River Regional Hospital.   Mr. Allison holds a Master of Business Administration degree (MBA) and a Bachelor’s degree in Mechanical Engineering and   Management from McMaster University. He is a member of the Association of Professional Engineers.

103   EXECUTIVE COMMITTEE BIOS   Presenting   In addition to his positions as executive vice president of finance and chief financial officer of Raymond James   Financial, Inc., Jeff Julien serves as Chairman of the Board of both Raymond James Trust Company and Raymond   James Bank. He also serves in a director capacity for many of the firm’s other subsidiaries. His responsibilities include   managing all aspects of financial reporting, corporate taxation, certain employee benefit and insurance programs, cash   management, transaction cost analysis, corporate acquisition analysis and new business development. He also   oversees operations of Raymond James Bank and Raymond James Trust Company.   Mr. Julien joined Raymond James in 1983 after working as CPA for Price Waterhouse (now Pricewaterhouse Coopers)   in Tampa, Florida. He became chief financial officer in 1987. Mr. Julien earned his bachelor’s degree in management   science with a concentration in accounting from Duke University in 1978.   Jeffrey P. Julien   Chief Finance Officer   Raymond James Financial

104   Bella Allaire   Executive Vice President   Technology and Operations   As executive vice president of technology and operations for Raymond James, Bella Loykhter Allaire oversees the firm’s technology and   operations functions, including client service and the technology platforms for our advisors and capital markets professionals.   Previously, she was managing director and chief information officer of UBS Wealth Management Americas, where she developed and executed   the strategic road map to transform legacy Paine Webber technology into a differentiating wealth management platform.   She began her career at Prudential Securities, where she worked for 26 years in a variety of capacities in its technology area before being   promoted to executive vice president and chief information officer in 2000.   During her tenure as CIO, managing a team of more than 2,000 professionals with a budget of more than $500 million, she was recognized for her   leadership in establishing the firm’s technology platform as a model for best practices in supporting financial advisors and their clients.   After Wachovia’s acquisition of Prudential Securities in 2003, Ms. Allaire became a technology strategy consultant to Morgan Stanley and served   as CEO of Wealthigen, initiating a securities line of business for Exigen Group, a software development firm. Her professional affiliations include   Fortune magazine’s 500 Most Powerful Women in Business, Wall Street Technologists Board of Directors and the NASDAQ Technology Group.   Born and educated in Ukraine, earning her bachelor’s degree from Lviv University, she immigrated to the United States in 1977.   EXECUTIVE COMMITTEE BIOS   Not Presenting

105   EXECUTIVE COMMITTEE BIOS   Not Presenting   Serving as executive vice president of Raymond James Financial Inc.’s asset management group, Jeff Dowdle oversees the firm’s investment   management subsidiaries and fee-based advisory programs. A 23-year veteran of Raymond James, Mr. Dowdle was previously president of   the Asset Management Services division and senior vice president of Raymond James & Associates.   In 1987, Mr. Dowdle entered the financial services industry as a financial analyst for Simmons & Company International in Houston, Texas. He   began his association with Raymond James in 1991 working for Tom James as assistant to the chairman. Mr. Dowdle joined the Asset   Management Services division in 1993 and assumed management responsibility in 1999. From 1999 to 2001, he served as a member of the   Raymond James & Associates Executive Council, and served as a director of the Awad Asset Management subsidiary from 2001 to 2006.   Mr. Dowdle graduated summa cum laude in 1987 from Rice University with a bachelor’s degree in economics and mathematical sciences, and   was also inducted as a Phi Beta Kappa member that year. In 1990, he earned his MBA with distinction in finance from the Wharton School of   Business at the University of Pennsylvania. He graduated from the Securities Industry Institute at the Wharton School of Business in 1999 and   earned his Certified Investment Management AnalystSM designation in 2004.   Mr. Dowdle resides in Tampa with his wife, Jeanne, and their children: Matthew, James, Emma and George. His daughter, Elizabeth, and her   husband, Eric, reside in Virginia.   Jeff Dowdle   Executive Vice President   Asset Management Group

106   EXECUTIVE COMMITTEE BIOS   Not Presenting   Prior to being appointed to his current position in January 2012, Tash Elwyn served for five years as divisional director, senior vice   president of the Atlantic Division of RJA. In that role, he devoted his energies to attracting new advisors to the firm and supporting   advisors’ growth plans and adoption of best practices. In addition to his role as president of Raymond James & Associates, Mr. Elwyn also   serves on the Board of Raymond James Bank and was formerly on the board of Raymond James Trust Company.   Elwyn began his career at Raymond James in 1993 as a financial advisor trainee out of college. After building a successful practice, he   became an assistant branch manager in Atlanta and subsequently a branch manager in Chattanooga. Elwyn earned a Bachelor of Arts in   political science from Emory University in 1993.   Over the years, Elwyn has contributed to Emory through his service with the Emory Board of Governors, the Emory College Alumni Board,   the Alumni Admissions Network and as a mentor in the Emory Career Network. Mr. Elwyn is an alumnus of the Securities Industry   Institute, an educational partnership between Wharton and SIFMA. He has continued his executive education by also completing the   Strategic Thinking and Management for Competitive Advantage program at the Aresty Institute of Executive Education at Wharton. Locally,   Mr. Elwyn is active in the University of South Florida Corporate Mentor Program and is a board member for the St. Petersburg Opera. He   was born in Boston and grew up in Stone Mountain, Georgia. He is married and has two children.   Tash Elwyn   President   Raymond James and Associates   Private Client Group

107   Tom James   Executive Chairman   Raymond James Financial   Thomas A. James is executive chairman of Raymond James Financial, Inc. (NYSE-RJF), and chairman of its subsidiary, Raymond James & Associates, Inc., member   New York Stock Exchange/SIPC. Until May of 2010, he served as chief executive officer of Raymond James Financial, a title he had held since 1970.   Mr. James graduated magna cum laude from Harvard College in 1964 and from Harvard Business School in 1966, where he was a Baker Scholar and graduated with   high distinction. He also holds a Juris Doctor from Stetson College of Law, St. Petersburg, Florida, and obtained his Certified Financial Planner designation in 1978.   Mr. James is a member of the board of Cora Health Services and has previously served on the boards of numerous public companies. In addition, Mr. James is the   past chairman of The Financial Services Roundtable, the Securities Industry Association (now SIFMA), the Southern District of the SIA, the District 7 Business   Conduct Committee of the National Association of Securities Dealers, and a past president of the Florida Security Dealers Association, as well as Raymond James   Bank, N.A. and Heritage Family of Funds (subsidiaries of Raymond James Financial, Inc.).   Locally, Mr. James is the immediate past chairman of the Florida Council of 100 and president of the board of trustees of The Salvador Dali Museum. He currently   serves on the Board of Dean’s Advisors at Harvard Business School, the board of the International Tennis Hall of Fame and is the chairman of the board of the Chi Chi   Rodriguez Youth Foundation. He is also a past chairman of the Florida Council of Economic Education. In addition, Mr. James has been an active participant in the   United Way of Pinellas County as a member of the board of directors and as founding chairman of the organization’s Alexis de Tocqueville Society and the 1995   Pinellas County campaign. He is a past member of the board of Junior Achievement of Pinellas County and has served as Commodore of the Treasure Island Tennis   & Yacht Club.   Mr. James has received numerous awards and honors for his industry leadership, support of the arts, philanthropic activities and community service. His interests   include tennis, golf, guitar, and art collecting, particularly Southwestern United States.   EXECUTIVE COMMITTEE BIOS   Not Presenting

108   EXECUTIVE COMMITTEE BIOS   Not PresentingJeffrey Trocin   President   Raymond James & Associates   Global Equities and Investment Banking   Mr. Trocin joined Raymond James & Associates in 1986 and has directed the firm’s Equity Capital Markets   group, which includes the firm’s investment banking, research, institutional sales, trading and syndicate   operations, since 1996. Mr. Trocin also serves as a member of the firm’s Capital Markets Commitment   Committee.   Prior to joining Raymond James, Mr. Trocin was a member of the Corporate Finance Department of Merrill Lynch   Capital Markets. Before that, he was a marketing manager for Burroughs Corporation in Ft. Lauderdale, Fla.   Mr. Trocin graduated with honors with a bachelor’s degree in economics from the University of Miami. He   continued his education at Harvard Business School where he earned his MBA in 1986.

109   Dennis Zank   Chief Operating Officer   Raymond James Financial   Chief Executive Officer   Raymond James & Associates   Dennis Zank serves as chief operating officer of Raymond James Financial, Inc. as well as Chief Executive Officer of Raymond James & Associates (RJA). In his   current role, he oversees our domestic Private Client Group businesses as well as many of the firm’s corporate administrative and support departments.   Dennis was appointed president of RJA in 2002 and prior to that role served as executive vice president of operations and administration. In that role, he directed   securities and customer operations, client services, information technology, office services, human resources, financial and regulatory reporting, and international   operations.   Dennis joined Raymond James’ Accounting Department in 1978, becoming the controller in 1982. He was appointed treasurer in 1985 and was promoted to   senior vice president in 1986 and executive vice president in 1992.   From 2000 to 2006, Dennis served on the board of directors of the Options Clearing Corporation. He also served a three-year term on the board of directors of the   National Securities Clearing Corporation from 1994 to 1997.   A 1976 graduate of the University of South Florida with a bachelor’s degree in accounting, he earned his MBA from the University of Tampa in 1982.   Originally from Michigan, Dennis currently resides in St. Petersburg, Florida with his wife, Marnie. He enjoys boating, fishing, racquetball and golf.   EXECUTIVE COMMITTEE BIOS   Not Presenting